UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  April 11, 2014

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Main Street, Suite 1300 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08  Shareholder Director Nominations.

Date of 2013 Annual Meeting of Unitholders

Constellation Energy Partners LLC (the “Company”) will hold its 2013 Annual Meeting of Unitholders (the “Annual Meeting”) on Tuesday, June 17, 2014 at 8:00 a.m. Central Time at the offices of Andrews Kurth LLP, Suite 4200, Houston, Texas 77002.  The Company’s unitholders of record at the close of business on Monday, May 12, 2014 will be entitled to notice of the Annual Meeting and to vote upon matters to be considered at the meeting.

A press release dated April 11, 2014 announcing the date of the Annual Meeting is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Deadline for Rule 14a-8 and Other Unitholder Proposals (including Manager Nominations)

Because the Company did not hold an Annual Meeting of Unitholders in 2013 as had been scheduled, the Company has set a new deadline for the receipt of any unitholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.  In order for a unitholder to submit any such proposal for inclusion in the Company’s proxy statement for the Annual Meeting, the proposal must be received by the Secretary of the Company at the address set forth below by no later than Wednesday, April 23, 2014.   Any such proposal(s) must comply with the other requirements of the rules of the Securities and Exchange Commission relating to unitholder proposals.

In accordance with the requirements contained in the Company’s operating agreement, in order for a unitholder to submit nominations for election to the Company’s Board of Managers and/or propose any other business at the Annual Meeting (other than proposals submitted for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 as described above), a unitholder must provide written notice that is received by the Secretary of the Company at the address set forth below by no later than Wednesday April 23, 2014.  Any such notice is required to contain specified information, and the unitholder must comply with other requirements as set forth in the Company’s operating agreement.

The address of the Company’s Secretary is:

Constellation Energy Partners LLC

1801 Main Street, Suite 1300

Houston, Texas 77002

A copy of the relevant provisions of the Company’s operating agreement regarding the requirements for unitholder proposals may be obtained from the Company’s Secretary at the address above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1

Exhibit Number		Description

99.1		Press Release dated April 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: April 11, 2014	By:	/s/ Charles C. Ward
Charles C. Ward Chief Financial Officer and Treasurer

EXHIBIT INDEX

1

Exhibit Number	Description

99.1	Press Release dated April 11, 2014.